UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 22, 2025
MGIC Investment Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Wisconsin	1-10816		39-1486475
__________________________________ (State or other jurisdiction of incorporation)	_____________________ (Commission File Number)		____________________________ (I.R.S. Employer Identification No.)

250 E. Kilbourn Avenue	Milwaukee,	Wisconsin	53202
________________________________ (Address of principal executive offices)			___________ (Zip Code)

Registrant’s telephone number, including area code:	(414)	347-6480

Not Applicable
Former name or former address, if changed since last report

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock	MTG	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On October 22, 2025, the Board of Directors of MGIC Investment Corporation elected Martin P. Klein and Daniela A. O’Leary-Gill as new members. Mr. Klein was appointed to the Board’s Risk Management and Securities Investment Committees. Ms. O’Leary-Gill was appointed to the Board’s Audit and Business Transformation & Technology Committees.

Martin P. Klein serves as a Senior Advisor to Athene Holdings LTD. Prior to his current role at Athene, he was Executive Vice President and Chief Financial Officer from 2015-2025. He also serves as a Partner at Apollo Global Management, Inc. which merged with Athene in 2022. Prior to joining Athene, he held the position of Executive Vice President and Chief Financial Officer at Genworth Financial from 2011-2015, serving as acting Chief Executive Officer and President in 2012. Mr. Klein also serves on the Board of Directors of Venerable and Athene USA.

Daniela O’Leary-Gill is the former Chief Operating Officer for BMO U.S., BMO Financial Group (2018-2020). For more than 25 years, Ms. O’Leary-Gill held progressively senior finance, strategy and governance leadership roles globally and in the U.S. for BMO Financial Group. She also served on the Board of Directors of Discover Financial Services and Discover Bank from 2022-2025.

The compensation of Mr. Klein and Ms. O’Leary-Gill, including the compensation plans they are eligible to participate in, is described in the Proxy Statement for the Company’s 2025 Annual Meeting of Shareholders under the caption “Compensation of Directors.” On October 31, 2025, each will be awarded, under the MGIC Investment Corporation Deferred Compensation Plan for Non-Employee Directors, a grant of restricted stock units with a value of $36,302.00, representing a pro-rated amount of the annual grant made to each of the Company’s non-management directors. This plan and the restricted stock units are described in such Proxy Statement under the caption “Compensation of Directors — Deferred Compensation Plan and Annual Grant of Share Units.”

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGIC INVESTMENT CORPORATION

Date:	October 23, 2025	By: \s\ Paula C. Maggio
Paula C. Maggio
Executive Vice President, General Counsel and Secretary